Commitments, Guarantees and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments, Guarantees and Contingencies
COMMITMENTS, GUARANTEES AND CONTINGENCIES

The disclosures in this note apply to all Registrants unless indicated otherwise.

The Registrants are subject to certain claims and legal actions arising in the ordinary course of business.  In addition, the Registrants business activities are subject to extensive governmental regulation related to public health and the environment.  The ultimate outcome of such pending or potential litigation against the Registrants cannot be predicted.  Management accrues contingent liabilities only when management concludes that it is both probable that a liability has been incurred at the date of the financial statements and the amount of loss can be reasonably estimated. When management determines that it is not probable, but rather reasonably possible that a liability has been incurred at the date of the financial statements, management discloses such contingencies and the possible loss or range of loss if such estimate can be made. Any estimated range is based on currently available information and involves elements of judgment and significant uncertainties. Any estimated range of possible loss may not represent the maximum possible loss exposure. Circumstances change over time and actual results may vary significantly from estimates.

For current proceedings not specifically discussed below, management does not anticipate that the liabilities, if any, arising from such proceedings would have a material effect on the financial statements.
COMMITMENTS (Applies to all Registrants except AEP Texas and AEPTCo)

The AEP System has substantial commitments for fuel, energy and capacity contracts as part of the normal course of business. Certain contracts contain penalty provisions for early termination.

In accordance with the accounting guidance for “Commitments”, the following tables summarize the Registrants’ actual contractual commitments as of December 31, 2018:

Contractual Commitments - AEP	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$1,081.7	$1,020.7	$306.7	$135.0	$2,544.1
Energy and Capacity Purchase Contracts	239.7	463.6	324.3	1,337.2	2,364.8
Total	$1,321.4	$1,484.3	$631.0	$1,472.2	$4,908.9

Contractual Commitments - APCo	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$391.8	$390.1	$8.4	$0.5	$790.8
Energy and Capacity Purchase Contracts	37.0	72.0	74.0	317.7	500.7
Total	$428.8	$462.1	$82.4	$318.2	$1,291.5

Contractual Commitments - I&M	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$251.4	$293.1	$187.8	$83.8	$816.1
Energy and Capacity Purchase Contracts	126.8	264.0	166.4	322.3	879.5
Total	$378.2	$557.1	$354.2	$406.1	$1,695.6

Contractual Commitments - OPCo	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Energy and Capacity Purchase Contracts	$31.0	$59.2	$60.2	$338.6	$489.0

Contractual Commitments - PSO	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$58.4	$69.7	$20.1	$—	$148.2
Energy and Capacity Purchase Contracts	93.0	182.2	75.3	226.2	576.7
Total	$151.4	$251.9	$95.4	$226.2	$724.9

Contractual Commitments - SWEPCo	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$108.8	$132.1	$32.6	$—	$273.5
Energy and Capacity Purchase Contracts	33.4	62.4	50.2	125.8	271.8
Total	$142.2	$194.5	$82.8	$125.8	$545.3

(a)	Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.
GUARANTEES

Liabilities for guarantees are recorded in accordance with the accounting guidance for “Guarantees.”  There is no collateral held in relation to any guarantees.  In the event any guarantee is drawn, there is no recourse to third-parties unless specified below.

Letters of Credit (Applies to AEP, AEP Texas and OPCo)

Standby letters of credit are entered into with third-parties.  These letters of credit are issued in the ordinary course of business and cover items such as natural gas and electricity risk management contracts, construction contracts, insurance programs, security deposits and debt service reserves.

AEP has a $4 billion revolving credit facility due in June 2022, under which up to $1.2 billion may be issued as letters of credit on behalf of subsidiaries. As of December 31, 2018, no letters of credit were issued under the revolving credit facility.

An uncommitted facility gives the issuer of the facility the right to accept or decline each request made under the facility. AEP issues letters of credit on behalf of subsidiaries under four uncommitted facilities totaling $305 million.  The Registrants’ maximum future payments for letters of credit issued under the uncommitted facilities as of December 31, 2018 were as follows:

Company	Amount	Maturity
	(in millions)
AEP	$60.6	January 2019 to December 2019
AEP Texas (a)	2.8	January 2019
OPCo	0.6	September 2019

(a)	In January 2019, the letter of credit was amended to $2.2 million and the maturity date was extended until January 2020.

AEP has $45 million of variable rate Pollution Control Bonds supported by $46 million of bilateral letters of credit maturing in July 2019.

Guarantees of Third-Party Obligations (Applies to AEP and SWEPCo)

As part of the process to receive a renewal of a Texas Railroad Commission permit for lignite mining, SWEPCo provides guarantees of mine reclamation of $140 million.  Since SWEPCo uses self-bonding, the guarantee commits SWEPCo to complete the reclamation, in the event, Sabine does not complete the work.  This guarantee ends upon depletion of reserves and completion of reclamation.  The reserves are estimated to deplete in 2036 with reclamation completed by 2046 at an estimated cost of $107 million.  Actual reclamation costs could vary due to inflation and scope changes to the mine reclamation.  As of December 31, 2018, SWEPCo has collected $75 million through a rider for reclamation costs, of which $80 million was recorded in Asset Retirement Obligations, offset by $5 million recorded in Deferred Charges and Other Noncurrent Assets on SWEPCo’s balance sheets.

Sabine charges all of its costs to its only customer, SWEPCo, which recovers these costs through its fuel clauses.

Guarantees of Equity Method Investees (Applies to AEP)

In December 2016, AEP issued a performance guarantee for a 50% owned joint venture which is accounted for as an equity method investment. If the joint venture were to default on payments or performance, AEP would be required to make payments on behalf of the joint venture. As of December 31, 2018, the maximum potential amount of future payments associated with this guarantee was $75 million, which expires in December 2019.

Indemnifications and Other Guarantees

Contracts

The Registrants enter into certain types of contracts which require indemnifications.  Typically these contracts include, but are not limited to, sale agreements, lease agreements, purchase agreements and financing agreements.  Generally, these agreements may include, but are not limited to, indemnifications around certain tax, contractual and environmental matters.  With respect to sale agreements, exposure generally does not exceed the sale price.  As of December 31, 2018, there were no material liabilities recorded for any indemnifications.

AEPSC conducts power purchase and sale activity on behalf of APCo, I&M, KPCo and WPCo, who are jointly and severally liable for activity conducted on their behalf.  AEPSC also conducts power purchase and sale activity on behalf of PSO and SWEPCo, who are jointly and severally liable for activity conducted on their behalf.

Lease Obligations

Certain Registrants lease equipment under master lease agreements.  See “Master Lease Agreements”, “Railcar Lease” and “AEPRO Boat and Barge Leases” sections of Note 13 for additional information.
ENVIRONMENTAL CONTINGENCIES (Applies to All Registrants except AEPTCo)

The Comprehensive Environmental Response Compensation and Liability Act (Superfund) and State Remediation

By-products from the generation of electricity include materials such as ash, slag, sludge, low-level radioactive waste and SNF.  Coal combustion by-products, which constitute the overwhelming percentage of these materials, are typically treated and deposited in captive disposal facilities or are beneficially utilized.  In addition, the generation plants and transmission and distribution facilities have used asbestos, polychlorinated biphenyls and other hazardous and non-hazardous materials.  The Registrants currently incur costs to dispose of these substances safely.

Superfund addresses clean-up of hazardous substances that are released to the environment.  The Federal EPA administers the clean-up programs.  Several states enacted similar laws.  As of December 31, 2018, APCo and OPCo are named as a Potentially Responsible Party (PRP) for one and three sites, respectively, by the Federal EPA for which alleged liability is unresolved.  There are 11 additional sites for which APCo, I&M, KPCo, OPCo and SWEPCo received information requests which could lead to PRP designation.  I&M has also been named potentially liable at two sites under state law including the site discussed in the next paragraph. In those instances where a PRP or defendant has been named, disposal or recycling activities were in accordance with the then-applicable laws and regulations. Superfund does not recognize compliance as a defense, but imposes strict liability on parties who fall within its broad statutory categories.  Liability has been resolved for a number of sites with no significant effect on net income.

In 2008, I&M received a letter from the Michigan Department of Environmental Quality (MDEQ) concerning conditions at a site under state law and requesting I&M take voluntary action necessary to prevent and/or mitigate public harm.  The remediation work was completed in 2018 in accordance with a plan approved by MDEQ with no significant effects on net income.

Management evaluates the potential liability for each Superfund site separately, but several general statements can be made about potential future liability.  Allegations that materials were disposed at a particular site are often unsubstantiated and the quantity of materials deposited at a site can be small and often non-hazardous.  Although Superfund liability has been interpreted by the courts as joint and several, typically many parties are named as PRPs for each site and several of the parties are financially sound enterprises.  As of December 31, 2018, management’s estimates do not anticipate material clean-up costs for identified Superfund sites.

NUCLEAR CONTINGENCIES (APPLIES TO AEP AND I&M)

I&M owns and operates the two-unit 2,278 MW Cook Plant under licenses granted by the NRC.  I&M has a significant future financial commitment to dispose of SNF and to safely decommission and decontaminate the plant.  The licenses to operate the two nuclear units at the Cook Plant expire in 2034 and 2037.  The operation of a nuclear facility also involves special risks, potential liabilities and specific regulatory and safety requirements.  By agreement, I&M is partially liable, together with all other electric utility companies that own nuclear generation units, for a nuclear power plant incident at any nuclear plant in the U.S.  Should a nuclear incident occur at any nuclear power plant in the U.S., the resultant liability could be substantial.

Decommissioning and Low-Level Waste Accumulation Disposal

The costs to decommission a nuclear plant are affected by NRC regulations and the SNF disposal program.  Decommissioning costs are accrued over the service life of Cook Plant.  The most recent decommissioning cost study was performed in 2018.  According to that study, the estimated cost of decommissioning and disposal of low-level radioactive waste was $2 billion in 2018 non-discounted dollars, with additional ongoing costs of $6 million per year for post decommissioning storage of SNF and an eventual cost of $37 million for the subsequent decommissioning of the SNF storage facility, also in 2018 non-discounted dollars. I&M recovers estimated decommissioning costs for the Cook Plant in its rates.  The amounts recovered in rates were $8 million, $9 million and $9 million for the years ended December 31, 2018, 2017 and 2016, respectively.  Decommissioning costs recovered from customers are deposited in external trusts.

As of December 31, 2018 and 2017, the total decommissioning trust fund balances were $2.2 billion and $2.2 billion, respectively.  Trust fund earnings increase the fund assets and decrease the amount remaining to be recovered from ratepayers.  The decommissioning costs (including unrealized gains and losses, interest and trust funds expenses) increase or decrease the recorded liability.

I&M continues to work with regulators and customers to recover the remaining estimated costs of decommissioning the Cook Plant.  However, future net income and cash flows would be reduced and financial condition could be impacted if the cost of SNF disposal and decommissioning continues to increase and cannot be recovered.

Spent Nuclear Fuel Disposal

The federal government is responsible for permanent SNF disposal and assesses fees to nuclear plant owners for SNF disposal.  A fee of one-mill per KWh for fuel consumed after April 6, 1983 at the Cook Plant was collected from customers and remitted to the DOE through May 14, 2014. In May 2014, pursuant to court order from the U.S Court of Appeals for the District of Columbia Circuit, the DOE adjusted the fee to $0. As of December 31, 2018 and 2017, fees and related interest of $274 million and $269 million, respectively, for fuel consumed prior to April 7, 1983 were recorded as Long-term Debt and funds collected from customers along with related earnings totaling $317 million and $312 million, respectively, to pay the fee were recorded as part of Spent Nuclear Fuel and Decommissioning Trusts on the balance sheets.  I&M has not paid the government the pre-April 1983 fees due to continued delays and uncertainties related to the federal disposal program.

In 2011, I&M signed a settlement agreement with the federal government which permits I&M to make annual filings to recover certain SNF storage costs incurred as a result of the government’s delay in accepting SNF for permanent storage.  Under the settlement agreement, I&M received $11 million, $22 million and $6 million in 2018, 2017 and 2016, respectively, to recover costs and will be eligible to receive additional payment of annual claims for allowed costs that are incurred through December 31, 2019.  The proceeds reduced costs for dry cask storage.  As of December 31, 2018 and 2017, I&M deferred $8 million and $11 million, respectively, in Prepayments and Other Current Assets and $23 million and $5 million, respectively, in Deferred Charges and Other Noncurrent Assets on the balance sheets for dry cask storage and related operation and maintenance costs for recovery under this agreement. See “Fair Value Measurements of Trust Assets for Decommissioning and Spent Nuclear Fuel Disposal” section of Note 11 for additional information.

Nuclear Insurance

I&M carries nuclear property insurance of $2.7 billion to cover an incident at Cook Plant including coverage for decontamination and stabilization, as well as premature decommissioning caused by an extraordinary incident.  Insurance coverage for a nonnuclear property incident at Cook Plant is $1.5 billion.  Additional insurance provides coverage for a weekly indemnity payment resulting from an insured accidental outage.  I&M utilizes industry mutual insurers for the placement of this insurance coverage.  Coverage from these industry mutual insurance programs require a contingent financial obligation of up to $50 million for I&M, which is assessable if the insurer’s financial resources would be inadequate to pay for industry losses.

The Price-Anderson Act, extended through December 31, 2025, establishes insurance protection for public nuclear liability arising from a nuclear incident of $14.1 billion and applies to any incident at a licensed reactor in the U.S.  Commercially available insurance, which must be carried for each licensed reactor, provides $450 million of coverage.  In the event of a nuclear incident at any nuclear plant in the U.S., the remainder of the liability would be provided by a deferred premium assessment of $276 million per nuclear incident on Cook Plant’s reactors payable in annual installments of $41 million.  The number of incidents for which payments could be required is not limited.

In the event of an incident of a catastrophic nature, I&M is covered for public nuclear liability for the first $450 million through commercially available insurance.  The next level of liability coverage of up to $13.6 billion would be covered by claim premium assessments made under the Price-Anderson Act. In the event nuclear losses or liabilities are underinsured or exceed accumulated funds, I&M would seek recovery of those amounts from customers through a rate increase. If recovery from customers is not possible, it could reduce future net income and cash flows and impact financial condition.

OPERATIONAL CONTINGENCIES

Insurance and Potential Losses

The Registrants maintain insurance coverage normal and customary for electric utilities, subject to various deductibles.  The Registrants also maintain property and casualty insurance that may cover certain physical damage or third-party injuries caused by cyber security incidents. Insurance coverage includes all risks of physical loss or damage to nonnuclear assets, subject to insurance policy conditions and exclusions.  Covered property generally includes power plants, substations, facilities and inventories.  Excluded property generally includes transmission and distribution lines, poles and towers.  The insurance programs also generally provide coverage against loss arising from certain claims made by third-parties and are in excess of retentions absorbed by the Registrants.  Coverage is generally provided by a combination of the protected cell of EIS and/or various industry mutual and/or commercial insurance carriers. See “Nuclear Contingencies” section above for additional information.

Some potential losses or liabilities may not be insurable or the amount of insurance carried may not be sufficient to meet potential losses and liabilities, including, but not limited to, liabilities relating to a cyber security incident or damage to the Cook Plant and costs of replacement power in the event of an incident at the Cook Plant.  Future losses or liabilities, if they occur, which are not completely insured, unless recovered from customers, could reduce future net income and cash flows and impact financial condition.

Rockport Plant Litigation (Applies to AEP and I&M)

In July 2013, the Wilmington Trust Company filed a complaint in the U.S. District Court for the Southern District of New York against AEGCo and I&M alleging that it would be unlawfully burdened by the terms of the modified NSR consent decree after the Rockport Plant, Unit 2 lease expiration in December 2022.  The terms of the consent decree allow the installation of environmental emission control equipment, repowering, refueling or retirement of the unit.  The plaintiffs seek a judgment declaring that the defendants breached the lease, must satisfy obligations related to installation of emission control equipment and indemnify the plaintiffs.  The New York court granted a motion to transfer this case to the U.S. District Court for the Southern District of Ohio.

AEGCo and I&M sought and were granted dismissal of certain of the plaintiffs’ claims, including claims for compensatory damages, breach of contract, breach of the implied covenant of good faith and fair dealing and indemnification of costs. Plaintiffs voluntarily dismissed the surviving claims that AEGCo and I&M failed to exercise prudent utility practices with prejudice, and the court issued a final judgment. The plaintiffs subsequently filed an appeal in the U.S. Court of Appeals for the Sixth Circuit.

The U.S. Court of Appeals for the Sixth Circuit issued an opinion and judgment affirming the district court’s dismissal of the owners’ breach of good faith and fair dealing claim as duplicative of the breach of contract claims, reversing the district court’s dismissal of the breach of contract claims, and remanding the case for further proceedings.

In July 2017, AEP filed a motion with the U.S. District Court for the Southern District of Ohio in the original NSR litigation, seeking to modify the consent decree to eliminate the obligation to install certain future controls at Rockport Plant, Unit 2 if AEP does not acquire ownership of that Unit, and to modify the consent decree in other respects to preserve the environmental benefits of the consent decree. Responsive and supplemental filings have been made by all parties. In November 2017, the district court granted the owners’ unopposed motion to stay the lease litigation to afford time for resolution of AEP’s motion to modify the consent decree. In September 2018, the district court granted AEP’s unopposed motion to stay further proceedings regarding the consent decree to facilitate settlement discussions among the parties to the consent decree. See “Proposed Modification of the NSR Litigation Consent Decree” section of Management’s Discussion and Analysis of Financial Condition and Results of Operations for additional information.

Management will continue to defend against the claims. Given that the district court dismissed plaintiffs’ claims seeking compensatory relief as premature, and that plaintiffs have yet to present a methodology for determining or any analysis supporting any alleged damages, management is unable to determine a range of potential losses that are reasonably possible of occurring.